                                                      Registration No. 333-01163

                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON D. C. 20549
                         ---------------------------
                               Amendment No. 2
                                      to
                                  FORM S-4


                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                         ---------------------------

                        THE COLONIAL BANCGROUP, INC.
           (Exact name of Registrant as specified in its charter)

        Delaware                         6711                   63-0661573
(State of Incorporation)    (Primary Standard Industrial     (I.R.S. Employer
                            Classification Code Number)      Identification No.)

          ONE COMMERCE STREET, SUITE 800                      (334) 240-5000
             MONTGOMERY, ALABAMA 36104                        (Telephone No.)
     (Address of principal executive offices)

                         ---------------------------

                              W. FLAKE OAKLEY, IV
                                   SECRETARY
                              POST OFFICE BOX 1108
                           MONTGOMERY, ALABAMA 36102
                    (Name and address of agent for service)

                                   Copies to:

      MICHAEL D. WATERS, ESQUIRE                          WILLIAM C. CARN, III
MILLER, HAMILTON, SNIDER & ODOM, L.L.C.                      LEE & MCINISH
    ONE COMMERCE STREET, SUITE 802                        POST OFFICE BOX 1665
              P.O. BOX 19                                 DOTHAN, ALABAMA 36302
    MONTGOMERY, ALABAMA 36101-0019

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON EACH SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montgomery, Alabama, on the 30th day of May, 1996.


                                        THE COLONIAL BANCGROUP, INC.



                                        By:  /s/ Robert E. Lowder
                                             --------------------------
                                                Robert E. Lowder
                                                Its Chairman of the Board
                                                of Directors, Chief
                                                Executive Officer, and
                                                President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                         TITLE                                     DATE
/s/ Robert E. Lowder                               Chairman of the Board                     **
- ---------------------------                        of Directors, President
Robert E. Lowder                                   and Chief Executive
                                                   Officer


/s/ W. Flake Oakley, IV                            Chief Financial                           **
- ---------------------------                        Officer, Secretary
W. Flake Oakley, IV                                and Treasurer (Principal
                                                   Financial Officer and
                                                   Principal Accounting
                                                   Officer)


          *                                        Director                                  **
- ---------------------------
Young J. Boozer

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
          *                                        Director                                  **
- ---------------------------
William Britton


          *                                        Director                                  **
- ---------------------------
Jerry J. Chesser


         *                                         Director
- ---------------------------
Augustus K. Clements, III


         *                                         Director                                  **
- ---------------------------
Robert C. Craft


                                                   Director
- ---------------------------
Patrick F. Dye


        *                                          Director                                  **
- ---------------------------
Clinton O. Holdbrooks


        *                                          Director                                  **
- ---------------------------
D. B. Jones


       *                                           Director                                  **
- ---------------------------
Harold D. King

         *                                         Director                                  **
- ---------------------------
John Ed Mathison




         *                                         Director                                  **
- ---------------------------
Milton E. McGregor




         *                                         Director                                  **
- ---------------------------
John C. H. Miller, Jr.




        *                                          Director                                  **
- ---------------------------
Joe D. Mussafer




        *                                          Director                                  **
- ---------------------------
William E. Powell




        *                                          Director                                  **
- ---------------------------
Jack H. Rainer




        *                                          Director                                  **
- ---------------------------
Frances E. Roper




        *                                          Director                                  **
- ---------------------------
Ed V. Welch

* The undersigned, acting pursuant to a power of attorney, has signed this Registration Statement on Form S-4 for and on behalf of the persons indicated above as such persons' true and lawful attorney-in-fact and in their names, places and stead, in the capacities indicated above and on the date indicated below.



/s/ W. Flake Oakley, IV
- ---------------------------
W. Flake Oakley, IV
Attorney-in-Fact

**  Dated: May 30, 1996


                                 EXHIBIT INDEX



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
EXHIBIT                                                                                      PAGE
- -------                                                                                      ----
Exhibit 2        Plan of acquisition, reorganization, arrangement, liquidation of successor:

                 Agreement and Plan of Merger by and among The Colonial
                 BancGroup, Inc., Colonial Bank, and Dothan Federal Savings
                 Bank, dated as of January 22, 1996, included in the Prospectus portion of this registration statement at Appendix A and incorporated herein by reference.


Exhibit 3        Articles of Incorporation and Bylaws:

(A) Restated Certificate of Incorporation of the Registrant, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated February 21, 1995, and incorporated herein by reference.

(B) Bylaws of the Registrant, as amended, filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K, dated February
                 21, 1995, and incorporated herein by reference.


Exhibit 4        Instruments defining the rights of security holders:

(A)              Article 4 of the Restated Certificate of Incorporation of the
                 Registrant filed as Exhibit 4.1 to the Registrant's Current
                 Report on Form 8-K, dated February 21, 1995, and incorporated herein by reference.

(B)              Article II of the Bylaws of the Registrant filed as Exhibit
                 4.2 to the Registrant's Current Report on Form 8-K, dated
                 February 21, 1995, and incorporated herein by reference.

(C) Dividend Reinvestment and Class A Common Stock Purchase Plan of the Registrant dated January 15, 1986, and Amendment No. 1 thereto dated as of June 10, 1986, filed as Exhibit 4(C) to the Registrant's Registration Statement on Form S-4 (File No.
                 33-07015), effective July 15, 1986, and incorporated herein by reference.

(D)              Trust Indenture dated as of March 25, 1986, included as
                 Exhibit 4 to the Registrant's Amendment No. 1 to Registration
                 Statement on Form S-2, file number 33-4004, effective March
                 25, 1986, and incorporated herein by reference.

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
Exhibit 5 Opinion of Miller, Hamilton, Snider & Odom, L.L.C. as to certain Delaware law issues of the securities being registered, included as Exhibit 5 to the Registration Statement
                 (Registration No. 333-01163) to which this filing is Amendment
                 No. 2, and incorporated herein by reference.

Exhibit 8 Tax Opinion of Miller, Hamilton, Snider & Odom, L.L.C., contained at Exhibit 8 of Amendment No. 1 of this Registration
                 Statement (No. 333-01163) and incorporated herein by reference.

Exhibit 10       Material Contracts:

(A)(1)           Second Amendment and Restatement of 1982 Incentive Stock Plan of the
                 Registrant, filed as Exhibit 4-1 to the Registrant's Registration
                 Statement on Form S-8 (Commission Registration No. 33-41036),
                 effective June 4, 1991, and incorporated herein by reference.

(A)(2)           Second Amendment and Restatement to 1982 Nonqualified Stock Option
                 Plan of the Registrant filed as Exhibit 4-2 to the Registrant's
                 Registration Statement on Form S-8 (Commission Registration No. 33-
                 41036), effective June 4, 1991, and incorporated herein by reference).

(A)(3)           1992 Incentive Stock Option Plan of the Registrant, filed as Exhibit
                 4-1 to Registrant's Registration Statement on Form S-8 (File No.
                 33-47770), effective May 8, 1992, and incorporated herein by reference.

(A)(4)           1992 Nonqualified Stock Option Plan of the Registrant, filed as
                 Exhibit 4-2 to Registrant's Registration Statement on Form S-8 (File
                 No. 33-47770), effective May 8, 1992, and incorporated herein by reference.

(B)(1)           Residential Loan Funding Agreement between Colonial Bank and Colonial
                 Mortgage Company dated January 18, 1988, included as Exhibit 10(B)(1)
                 to the Registrant's Registration Statement as Form S-4, file no.
                 33-52952, and incorporated herein by reference.

(B)(2)           Loan Agreement between the Registrant and SunBank, National
                 Association, dated August 29, 1995, included as Exhibit 10(B)(2)
                 to the Registration Statement (Registration No. 333-01163) to which this filing is Amendment No. 1, and incorporated herein by reference.

(B)(3)           1993 Term Loan Agreement between the Registrant and SunBank, National
                 Association, and related Pledge Agreement filed as Exhibit 10(B)(1) to
                 Amendment No. 2 of the Registrant's Registration Statement on Form S-4,
                 registration number 33-63826 and incorporated herein by reference.

(C)(1)           The Colonial BancGroup, Inc. First Amended and Restated Restricted
                 Stock Plan for Directors, as amended, included as Exhibit 10(C)(1) to the Registrant's Registration Statement as
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
                 Form S-4, file no. 33-52952, and incorporated herein by reference.

(C)(2)           The Colonial BancGroup, Inc., Stock Bonus and Retention Plan, included as Exhibit 10(C)(2) to the Registrant's Registration Statement as Form
                 S-4, file no. 33-52952, and incorporated herein by reference.

(D) Stock Purchase Agreement dated as of July 20, 1994, by and among The Colonial BancGroup, Inc., Colonial Bank, The
                 Colonial Company, Colonial Mortgage Company, and Robert E.,
                 James K. and Thomas H. Lowder, included as Exhibit 2 in
                 Registrant's Registration Statement on Form S-4, Registration
                 No. 33-83692 and incorporated herein by reference.

(E)              Agreement and Plan of Merger between The Colonial BancGroup,
                 Inc., and Commercial Bancorp of Georgia, Inc., dated as of December 21, 1996, included as Exhibit 10(E) to the
                 Registration Statement (Registration No. 333-01163) to which this filing is Amendment no. 1, and incorporated herein by reference.

(F) Amended and Restated Agreement and Plan of Merger between The Colonial BancGroup, Inc. and Southern Banking
                 Corporation dated as of February 15, 1996, included as Exhibit
                 10(F) to the Registration Statement (Registration No. 333-01163) to which this filing is Amendment No. 1, and incorporated herein by reference.


Exhibit 13       Registrant's quarterly report on Form 10-Q for the quarter ended March
                 31, 1996, and incorporated herein by reference.


Exhibit 21       List of subsidiaries of the Registrant, included as Exhibit 21 to the
                 Registration Statement (Registration No. 333-01163) to which this filing is Amendment No. 2, and incorporated herein by reference.


Exhibit 23       Consents of experts and counsel:

(A) Consent of Coopers & Lybrand, L.L.P. at Exhibit 23(A) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.

(B)              Consent of Miller, Hamilton, Snider & Odom, L.L.C.

(C) Consent of Arthur Andersen, L.L.P. at Exhibit 23(C) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.


(D) Consent of Bricker & Melton, P.A. at Exhibit 23(D) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.


(E) Consent of Coopers & Lybrand, L.L.P. at Exhibit 23(E) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.


(F) Consent and report of Price Waterhouse LLP at Exhibit 23(F) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.


(G) Consent of KPMG Peat Marwick LLP at Exhibit 23(G) contained in Amendment No. 1 to this Registration Statement
                 (No. 333-01163) and incorporated herein by reference.


Exhibit 24       Power of Attorney, included as Exhibit 24 to the Registration Statement
                 (Registration No. 333-01163) to which this filing is Amendment No. 2, and incorporated herein by reference.
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
Exhibit 99       Additional exhibits:

(A)              Form of Proxy of Dothan Federal Savings Bank, included as Exhibit 99(A) to the Registration Statement (Registration
                 No. 333-01163) to which this filing is Amendment No. 2, and incorporated herein by reference.

(B)              Election Form (For Merger Consideration), included as Exhibit 99(B) to the Registration Statement (Registration No.
                 333-01163) to which this filing is Amendment No. 2, and incorporated herein by reference.
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